UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

CASCADE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	000-25286	91-1661954
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2828 Colby Avenue, Everett, WA 98201
(Address of principal executive offices, including Zip Code)
(425) 339-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01  Other Events

On May 17, 2011, Cascade Financial Corporation (“Cascade Financial”) issued a press release announcing that two of the leading independent U.S. proxy advisory firms, Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., recommended that Cascade Financial’s shareholders vote “FOR” the proposed merger with Opus Bank (the “Merger”), and the proposal to adjourn the special meeting on May 31, 2011, if necessary to solicit additional votes to approve the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Report and incorporated by reference.

In addition, Cascade Financial will commence mailing a letter to shareholders who have not yet voted, requesting that they vote their shares “FOR” the approval of the Merger. A copy of the letter is attached as Exhibit 99.2 to the Report and incorporated by reference.

Additional Information and Where to Find It

Cascade Financial has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement and other relevant materials in connection with the Merger described above. The definitive proxy statement has been sent to the shareholders of Cascade Financial. Before making any voting decision with respect to the Merger, shareholders are urged to read the proxy statement and the other relevant materials because they contain important information about the Merger. The proxy statement and other relevant materials and any other documents filed by Cascade Financial with the SEC, may be obtained free of charge at the SEC’s website at http://www.sec.gov or at Cascade Financial’s website at http://www.cascadebank.com under the tab “Investor Relations.” In addition, shareholders may obtain free copies of the documents filed with the SEC by calling Advantage Proxy toll-free at (877) 870-8565.

Participants in the Solicitation

Cascade Financial and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Cascade Financial in connection with the Merger. Information about the directors and executive officers of Cascade Financial is set forth in its proxy statement on Schedule 14A filed with the SEC on May 17, 2010 and Cascade Financial’s Annual Report on Form 10-K filed on March 25, 2011. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger is included in the definitive proxy statement filed by Cascade Financial with the SEC on April 18, 2011.

ITEM 9.01  Financial Statements and Exhibits

(d)	Exhibit
	99.1	Press Release dated May 17, 2011.
	99.2	Letter to Shareholders dated May 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:           May 17, 2011
CASCADE FINANCIAL CORPORATION
By: /s/ Debra L. Johnson
Debra L. Johnson Executive Vice President and CFO

EXHIBIT INDEX

Exhibit                                Description

99.1                      Press Release dated May 17, 2011.
99.2                      Letter to Shareholders dated May 18, 2011.